SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 Current Report
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                  May 27, 2003

                         GRIFFIN LAND & NURSERIES, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                         0-29288               06-0868496
--------                         -------               ----------
(State or other jurisdiction     (Commission           (IRS Employer
  of incorporation)               File Number)          Identification No.)


ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                       10020
-----------------------------------------                       -----
(Address of principal executive offices)                        (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE               (212) 218-7910
                                                                 --------------





Item 9.   Regulation FD Disclosure
-------   --------------------------

          On May 27, 2003, Griffin Land & Nurseries, Inc. ("Registrant") announced that its revolving credit agreement with Fleet National Bank has been increased from $14.1 million to $20.5 million. Registrant's May 27, 2003 Press Release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 9.

          Exhibit 99.1: Registrant's May 27, 2003 Press Release (attached hereto).


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GRIFFIN LAND & NURSERIES, INC.


                                     /s/ Anthony J. Galici
                                     ---------------------
                                     Anthony J. Galici
                                     Vice President, Chief Financial Officer and
                                      Secretary

Dated: May 28, 2003


NEWS FROM:                                    EXHIBIT  99.1
                                              -------------

GRIFFIN LAND & NURSERIES, INC.          CONTACT:
                                        ANTHONY GALICI
                                        CHIEF FINANCIAL OFFICER
                                        (860) 653-4541

GRIFFIN ANNOUNCES INCREASE IN CREDIT LINE
-----------------------------------------

NEW YORK, NEW YORK (MAY 27, 2003) GRIFFIN LAND & NURSERIES, INC. (NASDAQ: GRIF) ("GRIFFIN") announced today that its revolving credit agreement with Fleet National Bank has been increased from $14.1 million to $20.5 million. Borrowings under the revolving credit agreement, which are collateralized by certain of Griffin's real estate assets, are used principally to finance working capital requirements of Griffin's landscape nursery and real estate businesses and for development of Griffin's real estate assets.

     Griffin operates a landscape nursery business, Imperial Nurseries, Inc., and a real estate business, Griffin Land, and has an approximate 35% equity investment in Centaur Communications, Ltd., a publishing company based in the United Kingdom.

     Forward-Looking Statements:
     This Press Release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Although Griffin believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved. The projected information disclosed herein is based on assumptions and estimates that, while considered reasonable by Griffin as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of Griffin.